UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2016

California Republic Auto Receivables Trust 2016-2

(Exact name of Issuing Entity as specified in its charter)

Central Index Key Number of Issuing Entity: 0001675171

California Republic Funding, LLC

(Exact name of Depositor as specified in its charter)

Central Index Key Number of Depositor: 0001561326

California Republic Bank

(Exact name of Sponsor as specified in its charter)

Central Index Key Number of Sponsor: 0001603949

State of Delaware	333-207639-02	38-7155373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18400 Von Karman, Suite 1100 Irvine, California	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 270-9700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

In connection with the issuance by California Republic Auto Receivables Trust 2016-2 (the “Issuer”) of the asset-backed securities (the “Notes”) described in the Prospectus, dated June 8, 2016, which was filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(2) by California Republic Funding, LLC (the “Depositor”), the Depositor and/or the Issuer have entered into the agreements listed in Item 9.01(d) below (such agreements, the “Transaction Documents”). The Transaction Documents are described more fully in the Prospectus.

This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as exhibits to the Registration Statement.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

1.1	Underwriting Agreement, dated June 8, 2016, between the Depositor, California Republic Bank (“CRB”) and Credit Suisse Securities (USA) LLC, as representative of the underwriters.

4.1	Amended and Restated Trust Agreement, dated as of June 1, 2016, between the Depositor and Wilmington Trust, National Association, as owner trustee (the “Owner Trustee”).

4.2	Indenture, dated as of June 1, 2016, between the Issuer and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”).

10.1	Sale and Servicing Agreement, dated as of June 1, 2016, among the Issuer, the Depositor, CRB, as seller, servicer, administrator and custodian and the Indenture Trustee.

10.2	Administration Agreement, dated as of June 1, 2016, among the Issuer, CRB, as administrator, the Owner Trustee and the Indenture Trustee.

10.3	Receivables Purchase Agreement, dated as of June 1, 2016, between CRB, as seller, and the Depositor, as purchaser.

10.4	Asset Representations Review Agreement, dated as of June 1, 2016, among the Issuer, CRB, as servicer, and Center Street Finance, LP, as asset representations reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA REPUBLIC FUNDING, LLC, as Depositor

By:	/s/ Jon Wilcox
Jon Wilcox Manager

Date: June 16, 2016

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 8, 2016, between California Republic Funding, LLC, California Republic Bank and Credit Suisse Securities (USA) LLC, as representative of the underwriters.

4.1	Amended and Restated Trust Agreement, dated as of June 1, 2016, between California Republic Funding, LLC and Wilmington Trust, National Association, as owner trustee.

4.2	Indenture, dated as of June 1, 2016, between California Republic Auto Receivables Trust 2016-2 and U.S. Bank National Association, as indenture trustee.

10.1	Sale and Servicing Agreement, dated as of June 1, 2016, among California Republic Auto Receivables Trust 2016-2, California Republic Funding, LLC, California Republic Bank, as seller, servicer, administrator and custodian and U.S. Bank National Association.

10.2	Administration Agreement, dated as of June 1, 2016, among California Republic Auto Receivables Trust 2016-2, California Republic Bank, as administrator, Wilmington Trust, National Association and U.S. Bank National Association.

10.3	Receivables Purchase Agreement, dated as of June 1, 2016, between California Republic Bank, as seller, and California Republic Funding, LLC, as purchaser.

10.4	Asset Representations Review Agreement, dated as of June 1, 2016, among California Republic Auto Receivables Trust 2016-2, California Republic Bank, as servicer, and Center Street Finance, LP, as asset representations reviewer.

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